Exhibit 99.1
Presentation Materials

Good afternoon and thank you very much for being here.

2009 will be remembered as one of the most challenging years in the history of the Company.  As a community banking institution, our success is inextricably linked to that of the customers and communities which we serve.  Neither our customers nor our Company is immune to the economic challenges of the current recession.

During 2009, despite the recessionary challenges of the economy, we:
•	grew total assets by $66 million;
•	grew net loans receivable by $30 million;
•	grew deposits by $73 million;
•
added to our capital cushion by issuing $8.8 million of preferred stock pursuant to the Treasury’s Capital Purchase Program and combined with internal capital growth we increased total equity by $13.4 million; and

•	were able to maintain our dividend.

In addition to these financial milestones, we invested in the future by improving and expanding the branch network through which we serve our customers and deliver our services, and we transitioned and fortified the Company’s management team.

We made important investments in terms of strengthening our franchise for our future.  We purchased a property in Sheffield, MA which is currently undergoing renovation and will soon be a full service, state of the art office, in contrast to our current location which is extremely limited in terms of space and functionality.  The office, which is scheduled to open this summer affords us the ability to compete on a level playing field in that market.  We also purchased a competitors branch in Canaan.  The loans and deposits have been consolidated into our existing Canaan office and we have sold the real estate associated with this purchase.  And finally, on January 19, 2010, we opened our brand new, and much anticipated office in Millerton, NY.

In July, we brought Cindy Bradley on board as Vice President of Credit Administration. Simply defined this means that Cindy is responsible for oversight of all aspects of the loan portfolio from the time a loan is approved until it is paid off. Cindy brings more than 20 years banking experience and she has previously held senior level credit positions with other well-respected banks.

In September we were fortunate to bring in Ian McMahon to fill the vacancy created by the sudden and untimely death of John Foley who had served as the CFO of the bank and the Company since 2005.  Ian brings almost 30 years of accounting and banking experience with both community and regional financial institutions.

In today’s financial services business and current economic climate, there is no opportunity to rest.  The first calendar quarter of 2010 has ushered in a higher volume of credit quality concerns, weaker loan demand, and reduced yields on the banks investments, which, in the aggregate have resulted in earnings compression.

 Loan credit quality showed some deterioration during the first calendar quarter as evidenced by the increase of non-performing assets from $7.7 million at the end of 2009 to $12.3 million at the end of the first quarter. While this increase is of concern it should be noted that approximately $7.5 million or 61% of these non-performing assets are the aggregate of five customer relationships, all are secured by real estate, and two are current with their payments.  Of total non-performing loans 69% were current with principal and interest payments and 93% are collateralized with real estate.

The increase of non-performing loans reflects the fact as I stated earlier, that our market and our customers are not immune from the weakness in the regional and national economies. While we are committed to maintaining strong underwriting and credit administration standards, we are willing to work with our long term customer relationships in order to find mutually beneficial financial solutions to their short term economic challenges.

The recent volatility in global economic matters and in the stock markets suggests that 2010 will be a very challenging year.  The slower economy has reduced loan demand from many high quality borrowers.  As we continue to address these challenges, we will rigorously focus on maintaining (and where appropriate, restoring) asset quality.  We will seek prudent financial solutions to assist long term customers though their short term economic challenges, while protecting the interests of our shareholders.  We will prudently manage expenses as we grow into our branch network.

We will endeavor to maintain a dividend to the extent prudent.  However, our primary focus is on building long term total return on investment for our shareholders, not strictly the payment of dividends in the short term.

It appears that we will face challenges to these objectives during 2010.  I can assure you that the management team and staff of Salisbury Bancorp will continue our long standing tradition of doing our best to serve our customers and build value for you, our shareholders.

We appreciate your support as we execute our mission and navigate your Company through these challenging times.

We have put together a few slides which we trust will better illustrate much of what I just said.  We will be happy to entertain questions after that.

Salisbury Bancorp, Inc
May 12, 2010

2010 Annual

Shareholders Meeting

Discussion Topics
➢ Salisbury Today
➢ 2009 Business Highlights
➢ 2009 Financial Performance
➢ 2010 Objectives

Company Profile
A catalyst for economic prosperity in the communities we serve
Corporate Strategies and Priorities
• Be market share leader in each community we serve
• Strengthen existing customer relationships and attract new customers
• Improve profitability through technology and operating efficiencies
• Continue to enhance branding and communications strategies
• Enhance employee competencies
Headquartered in Lakeville, CT ($ in millions)	Dec-09	Dec-08	Change-%
Assets	$562	$496	13%
Loans Receivable (net)	327	297	10%
Deposits	418	345	21%
Trust Assets Under Management	301	296	2%
Employees (full time equivalent’s)	139	138.72%

SALISBURY BANCORP | enriching.

MA
Columbia
Berkshire
SOUTH EGREMONT
SHEFFIELD
NY
CANAAN
MILLERTON
SALISBURY
LAKEVILLE
Dutchess
SHARON
Litchfield
DOVER PLAINS
CT

Branch	Community Deposit Market Share June, 30, 2009
Lakeville, CT	91.35%
Canaan, CT	77.68%
Dover Plains, NY	38.71%
Millerton, NY	N/A
Salisbury, CT	46.56%
Sharon, CT	48.31%
Sheffield, MA	13.80%
South Egremont, MA	100.00%
Salisbury Bank Franchise

2009 Highlights
➢Loans Residential mortgage $ 80.1 Home Equity LOC $ 13.1 Commercial $ 34.1 Consumer $ 4.9 Total $ 132.2	$30 million
➢Deposits	$73 million
➢Trust and Wealth Advisory	$5 million

Core Business

2009 Highlights
 ➢ March
 • Issued $8.8 million preferred stock
 ➢ November
 • Purchased Sheffield property
 ➢ December
 • Acquired $11 million in deposits via purchase of
 competitor’s branch
 ➢ January 2010
 • Opened Millerton office

SALISBURY BANCORP | enriching.

SALISBURY BANK
SALISBURY BANK

Opened January 2010
Millerton Branch Office

SALISBURY BANCORP enriching.

Loans receivable, net
($ in millions)
$350
$300
$250
$200
$150
$100
216
252
268
297
327
330
2005
2006
2007
2008
2009
Mar-10

Deposits & repurchase agreements
($ in millions)
$450
$400
$350
$300
$250
$200
287
319
318
356
430
430
2005
2006
2007
2008
2009
Mar-10

Securities
($ in millions)
$180
$170
$160
$150
$140
$130
$120
$110
$100
151
161
153
156
151
172
2005
2006
2007
2008
2009
Mar-10

Wealth management assets
($ in millions)
$400
$350
$300
$250
$200
$150
$100
304
317
353
296
301
309
2005
2006
2007
2008
2009
Mar-10

Core Business Growth

SALISBURY BANCORP | enriching.

Income before tax
($ in thousands)

6,000
5,000
4,000
3,000
2,000
1,000
0
2005
2006
2007
2008
2009
Mar-10

Net income available to common shareholders
($ in thousands)

5,000
4,000
3,000
2,000
1,000
0
2005
2006
2007
2008
2009
Mar-10

Earnings per common share

$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2.71
2.53
2.26
0.66
1.25
0.28
2005
2006
2007
2008
2009
Mar-10

Earnings
2009 earnings impact
•OTTI losses ($1,128,000)
•FDIC insurance ($914,000)
•Preferred stock dividend ($365,000)

SALISBURY BANCORP | enriching.

Net interest income
($ in thousands)

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2005
2006
2007
2008
2009
Mar-10

Non-interest income
($ in thousands)

6,000
5,000
4,000
3,000
2,000
1,000
0
2005
2006
2007
2008
2009
Mar-10

Provision for loan losses
($ in thousands)

1,400
1,200
1,000
800
600
400
200
0
(200)
2005
2006
2007
2008
2009
Mar-10

Non-interest expense
($ in thousands)

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2005
2006
2007
2008
2009
Mar-10

Earnings Components

SALISBURY BANCORP | enriching.

Non-interest income

($ in thousands)

3,000
2,000
1,000
0
(1,000)
(2,000)
(3,000)

	Trust and Wealth Advisory	Gains (losses) on Securities	OTTI losses	Service charges and fees	Gains on sales of mortgage loans	Mortgage servicing, net	Other income
2008	2,264	600	(2,955)	1,930	344	(124)	182
2009	1,978	473	(1,128)	1,818	743	80	468

Non-Interest Income

SALISBURY BANCORP enriching.

Non-interest expense

($ in thousands)

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0

	Salaries	Benefits	Premises & equip	Data processing	Professional services	FDIC insurance	Marketing & contrib	FHLB prepayment fee	CDI amortization	Other
2008	6,472	1,858	1,859	1,339	1,269	60	457	864	164	1,667
2009	6,997	2,527	1,939	1,473	1,508	914	342	0	164	2,026

Non-Interest Expense

SALISBURY BANCORP | enriching.

Net interest margin

4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
3.89%
3.67%
3.54%
3.75%
3.51%
3.25%
2005
2006
2007
2008
2009
Mar-10

Efficiency ratio

85%
80%
75%
70%
65%
60%
55%
50%
82.01%
69.16%
68.74%
71.56%
74.38%
78.13%
2005
2006
2007
2008
2009
Mar-10

Return on average common equity

12%
10%
8%
6%
4%
2%
0%
10.81%
8.71%
2.59%
5.18%
4.34%
2005
2006
2007
2008
2009
Mar-10

Return on average assets

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.12%
1.02%
0.85%
0.23%
0.34%
2005
2006
2007
2008
2009
Mar-10

Profitability

SALISBURY BANCORP enriching.

Commercial and industrial loans 8%
Consumer loans 1%
Other loans 1%
Farmland loans 1%
Construction, land & land development loans 7%
Home equity lines of credit 10%
Residential real estate mortgages 50%
Commercial real estate mortgages 22%

14

Loan Portfolio
Source: 3/31/10 Call Report
• Highly concentrated in real
 estate lending
• Conservative underwriting
 standards

SALISBURY BANCORP | enriching.

Allowance for loan losses to gross loans

1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
1.20%
0.97%
0.91%
0.91%
1.05%
1.09%
2005
2006
2007
2008
2009
Mar-10

Non-performing loans

($ in thousands)

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0

	2005	2006	2007	2008	2009	Mar-10
NPL	773	964	1,824	4,970	7,445	11,989

Loan charge-offs (recoveries), net

($ in thousands)

1,200
1,000
800
600
400
200
0
(200)
2005
2006
2007
2008
2009
Mar-10

Allowance for loan losses to non-performing loans

60%
55%
50%
45%
40%
35%
30%
25%
20%
54.81%
46.65%
30.44%
2008
2009
Mar-10

Credit Risk

SALISBURY BANCORP enriching.

Commercial and industrial loans 5%
Other loans 2%
Farmland loans 3%
Residential real estate mortgages 27%
Construction, land & land development loans 26%
Commercial real estate mortgages 34%
Home equity lines of credit 3%

16

Non-Performing Loans
Source: 3/31/10 Call Report
• Impact of regional
 economic weakness
 affecting our customers
• Non-performing loans
 include non-accrual loans
 and loans past due 90+
 days.
• 69% of non-performing
 loans were current for P&I
 at 3/31/10
• 93% collateralized with real
 estate

SALISBURY BANCORP | enriching.

March 31, 2010

14%
12%
10%
8%
6%
4%
2%
0%

	Common shareholders' equity to assets	Tangible common shareholders' equity to assets	Tier 1 leverage capital	Total risk-based capital
Bancorp	9.42%	5.85%	8.40%	12.75%
Bank			6.68%	10.36%
Well capitalized			5.00%	10.00%

Capital
• Bancorp and Bank capital ratios
 are above “well capitalized” limits
• Bancorp has $8.8MM preferred
 stock (CPP)
• 100% of CPP capital retained by
 Bancorp (none down-streamed to
 Bank)
• CPP capital provides Bank with
 safety net

2010 Business Objectives
➢ Strengthen existing customer relationships
➢ Deposit growth - market opportunities
➢ Trust and Wealth Advisory
➢ Operating efficiencies
➢ Branding standards

Forward Looking Statements
 These materials presented by the Company and the Bank, and oral statements made by executive officers of the Company and the Bank, may include forward-looking statements relating to such matters as:
 (a) assumptions concerning future economic and business conditions and their effect on the economy in general and on the markets in which the Company and the Bank do business; and
 (b) expectations for revenues and earnings for the Company and Bank.
 Such forward-looking statements are based on assumptions rather than historical or current facts and, therefore, are inherently uncertain and subject to risk. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private
 Securities Litigation Act of 1995. The Company notes that a variety of factors could cause the actual results or experience to differ materially from the anticipated results or other expectations described or implied by such forward-looking statements. The risks and uncertainties that may effect the operation, performance, development and results of the Company's and Bank's business include the following:
 (a) the risk of adverse changes in business conditions in the banking industry generally and in the specific markets in which the Bank operates;
 (b) changes in the legislative and regulatory environment that negatively impacts the Company and
 Bank through increased operating expenses;
 (c) increased competition from other financial and non-financial institutions;
 (d) the impact of technological advances; and
 (e) other risks detailed from time to time in the Company's filings with the Securities and Exchange
 Commission.
 Such developments could have an adverse impact on the Company's and the Bank's financial position and results of operations.

We enrich our customers, employees, community and environment.

SALISBURY BANCORP | enriching.

Equal Housing Lender

© Salisbury Bank and Trust Company

Member FDIC